MFA 2021-NQM2 Trust ABS-15G

Exhibit 99.25

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by MFA Financial Inc. (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

■	“Pay History Review”:	141 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

N/A

(5) Value of collateral securing the assets: review and methodology.

N/A

(6) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

N/A

(7) Other: review and methodology.

Payment History Review (141 loans): AMC performed up to 24-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history population. The review period was from March 2019 to Feb 2021.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

PAYMENT HISTORY REVIEW SUMMARY (141 mortgage Loans)

All mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 31 mortgage loans (21.99%) showed at last one delinquency within the look back period. In addition, as of the 02/28/2021 cutoff date, 130 mortgage loans (92.20%) were current.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	110	78.01%
Delinquency, No Missing Data	31	21.99%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	141	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	141	100.00%
Total	141	100.00%

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